CONSENT OF INDEPENDENT ACCOUNTANTS




           We consent to the references to our firm under the caption "Counsel and Independent Auditors in post-effective Amendment No. 2 to Registration Statement (Form N-1A Registration No. 333-65599) and related Prospectus of The MP 63 Fund, Inc.



East Brunswick, NJ                                Mendlowitz Weitsen, LLP
April 26, 2000